SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                      First Federal of Olathe Bancorp, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


              Kansas                                  (To be applied for)
--------------------------------------------------------------------------------
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)



100 East Park Street, Olathe, Kansas                             66061
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                      (Zip Code)

If this form relates to the                If this form relates to the
registration of a class of securities      registration of a class of securities
pursuant to Section 12(b) of the           Pursuant to Section 12(g) of the
Exchange Act and is effective              Exchange Act and is effective
pursuant to General Instruction            pursuant to General Instruction
A.(c), please check the following          A.(d), please check the following
box.|_|                                    box.|X|

     Securities Act registration statement file number to which this form relates: 333-92929



     Securities to be registered pursuant to Section 12(b) of the Act.

              None                                           N/A
--------------------------------------------------------------------------------
         (Title of Class)                      (Name of Each Exchange on Which
                                                 Each Class is to be Registered)


      Securities to be registered pursuant to Section 12(g) of the Act:


                     Common Stock par value $.01 per share
--------------------------------------------------------------------------------
                                (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered.
----------------------------------------------------------------


     For a description of the Registrant's securities, reference is made to "Description of Capital Stock," "Dividend Policy" and "Market for Common Stock" in the Registrant's Registration Statement on Form SB-2 (File No. 333-92929) which is hereby incorporated by reference. For a description of the provisions of the Registrant's Articles of Incorporation and Bylaws that may render a change in control of the Registrant more difficult, reference is made to "Restrictions on Acquisitions of Stock and Related Takeover Defense Provisions" in the Registrant's Prospectus.


Item 2.  Exhibits.
-----------------

          1.   Registration   Statement  on  Form  SB-2   (Registration   Number
               333-92929)   dated  December  16,  1999,  as  amended  is  hereby
               incorporated by reference.

          2.   Articles of  Incorporation  (incorporated by reference to Exhibit
               3.1 of the Registration Statement on Form SB-2 as filed on December 16, 1999).

          3.   Bylaws   (incorporated   by  reference  to  Exhibit  3.2  of  the
               Registration  Statement  on Form  SB-2 as filed on  December  16,
               1999).

          4. Specimen Stock Certificate (incorporated by reference to Exhibit 4 of the Registration Statement on Form SB-2 as filed on December 16, 1999).

                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                FIRST FEDERAL OF OLATHE BANCORP, INC.



Date:    February 7, 2000      By:       /s/ Mitch Ashlock
                                         ---------------------------------------
                                         Mitch Ashlock
                                         President and Chief Executive Officer